NewsRelease

WELLS FARGO SIGNS STRONG PORTFOLIO MANAGERS

AND RECEIVES BOARD APPROVALS

SAN FRANCISCO, September 15, 2004 – Wells Capital Management Incorporated, the investment management subsidiary of Wells Fargo & Company (NYSE: WFC), said today it has selected most of the portfolio managers from Strong Capital Management, Inc. who have signed on to join the firm upon completion of Wells Fargo’s pending acquisition of certain Strong asset management arrangements. The closing of the transaction, which includes mutual fund and institutional investment accounts, is subject to Strong Funds shareholder and other approvals, and is expected to take place at the end of the year or early next year.

The Strong portfolio managers joining Wells Capital Management are located throughout the country and will continue to operate from their present locations using their unique investment processes and philosophies. “We’re excited that Wells Capital Management values the autonomy and accountability of its investment management teams,” said Dick Weiss, director and head of Strong’s investment department. “Wells Fargo’s vast resources and solid record of corporate governance enable us to continue focusing our efforts on delivering superior performance for our clients.”

Subject to the completion of the acquisition, the Strong portfolio managers joining Wells Capital Management include:

Portfolio Managers	Investment Style	Location
Richard Weiss Ann Miletti	Small/Mid Cap Core Equity	Menomonee Falls, WI Chicago, IL

I. Charles Rinaldi	Small/Mid Cap Value Equity	New York, NY

Robert Costomiris, CFA	Value Equity	Menomonee Falls, WI

Thomas Pence, CFA Erik Voss, CFA James Leach, CFA	Fundamental Growth Equity	Indianapolis, IN

Thomas Ognar, CFA Bruce Olson, CFA Brandon Nelson, CFA Kevin Gaughan, CFA	Growth Equity	Menomonee Falls, WI

Anthony Cragg	Asia Pacific Equity	Denver, CO

Lyle Fitterer, CFA, CPA Duane McAllister, CFA	Municipal Fixed Income	Menomonee Falls, WI

Thomas Price, CFA Jay Mueller, CFA Janet Rilling, CFA, CPA W. Frank Koster	Taxable Fixed Income	Menomonee Falls, WI

“With the addition of most of the Strong portfolio managers, we’ll be providing our clients an unprecedented range of institutional and retail investment capabilities,” said Kirk Hartman, chief investment officer of Wells Capital Management.

The acquisition includes plans to reorganize the Strong Funds into the Wells Fargo Funds® family in the second quarter of 2005, subject to shareholder approval. The Strong Funds Board of Directors/Trustees and the Wells Fargo Funds Board of Trustees have unanimously approved the reorganization, subject to shareholder approval. “Providing our investors with unmatched client service includes our commitment to offer the best options across a broad spectrum of investment products,” said Wells Fargo Funds president Karla Rabusch. “We

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believe our expanded fund family will showcase some of the best money management talent in the industry.”

Wells Capital Management, a registered investment adviser and sub-advisor for most Wells Fargo Funds, manages $124 billion in separate account and fund assets for institutional investors, as of June 30, 2004. It is part of Wells Fargo’s Institutional Investment Group, which also includes Wells Fargo Funds, 401(k) and retirement products, institutional bond brokerage, and custody services.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Wells Fargo Funds are distributed by Stephens Inc., Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc. The Strong Funds are distributed by Strong Financial Corporation’s wholly-owned subsidiary Strong Investments, Inc. Strong Financial Corporation and its affiliates are not affiliated with Stephens Inc.

Wells Fargo & Company is a diversified financial services company with $420 billion in assets, providing banking, insurance, investments, mortgage, and consumer finance for more than 23 million customers through more than 6,000 stores, the Internet (wellsfargo.com), and other distribution channels across North America and elsewhere internationally. Wells Fargo Bank, N.A. is the only “Aaa”- rated bank in the United States.

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PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST AND WELLS FARGO VARIABLE TRUST (“ACQUIRING COMPANIES”) HAVE FILED A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION, AND THE INTERESTS OF THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC DECLARES SUCH PROXY STATEMENT-PROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION TO THE PROXY STATEMENT-PROSPECTUS, THE ACQUIRING COMPANIES AND VARIOUS STRONG REGISTERED INVESTMENT COMPANIES (“TARGET COMPANIES”) MAY FILE ANNUAL, QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS, AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC’S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549, AT THE SEC’S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279, AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS 60604. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV.

PARTICIPANTS IN THE SOLICITATION

THE ACQUIRING COMPANIES AND THE TARGET COMPANIES AND THEIR RESPECTIVE INVESTMENT ADVISERS, DIRECTORS/TRUSTEES AND OFFICERS WILL BE SOLICITING PROXIES FROM THE TARGET COMPANIES’ SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS OR IN SUBSEQUENT SOLICITING MATERIALS.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

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Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. This and other information can be found in each fund’s current prospectus. For a Wells Fargo Funds prospectus, call 1-800-222-8222 or visit www.wellsfargofunds.com. For a Strong Funds prospectus, call 1-800-368-3863 or visit www.Strong.com. Please read it carefully before you invest or send money.

Strong Financial Corporation® is the parent company of Strong Capital Management, Inc. and Strong Investments, Inc. Strong Capital Management, Inc. is a registered investment advisor. Securities are offered through Strong Investments, Inc., an affiliated company. PR46575 09-04

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September 15, 2004

[Name]

[Address]

[City, State, Zip Code]

Re:	Boards Approve Reorganization of Strong Funds

Dear Valued Partner:

Since we last wrote to you, we have made significant and thoughtful progress towards the merger of our two organizations. Dedicated teams from Strong and Wells Fargo have been working diligently to ensure a seamless transition from two separate companies into an industry-leading investment management firm.

We are pleased to announce that the majority of Strong portfolio managers have signed agreements to join Wells Capital Management, the investment management subsidiary of Wells Fargo & Company and a key subadvisor to Wells Fargo Funds®. These portfolio managers will continue to use the same sound investment philosophies and principles shareholders have come to expect and will operate from their current locations as a part of the Wells Fargo Funds broad network of autonomous investment sub-advisors.

In addition, the Strong Funds Board of Directors and the Wells Fargo Funds Board of Trustees have unanimously approved a proposal to reorganize the Strong Funds into the Wells Fargo Funds family. Strong Funds shareholders soon will be receiving proxy materials explaining the details and benefits of the reorganization, which seeks to reduce fund expenses in some cases through economies of scale and the elimination of redundant expenses from similar mutual funds. In a small number of instances, expenses may be higher.

Enclosed with this letter is a copy of the official press release announcing the approval of the reorganization by the Boards of both companies. As promised, we will continue to inform you promptly as additional information about the merger becomes available. Please look forward to another update within the next couple of months regarding the details of the combined product lineup.

We have appreciated your positive feedback during this transition and thank you for your continued support.

Sincerely,

Kenneth J. Wessels Chairman and Chief Executive Officer Strong Financial Corporation	Karla Rabusch President Wells Fargo Funds

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by Stephens Inc., Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc. The Strong Funds are distributed by Strong Financial Corporation’s wholly owned subsidiary Strong Investments, Inc. Strong Financial Corporation and its affiliates are not affiliated with Stephens Inc.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST AND WELLS FARGO VARIABLE TRUST (“ACQUIRING COMPANIES”) WILL FILE A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION AND THE INTERESTS OF THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC DECLARES SUCH PROXY STATEMENT-PROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION TO THE PROXY STATEMENT-PROSPECTUS, THE ACQUIRING COMPANIES AND VARIOUS STRONG REGISTERED INVESTMENT COMPANIES (“TARGET COMPANIES”) MAY FILE ANNUAL, QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC’S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549, AT THE SEC’S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279, AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS 60604. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV.

PARTICIPANTS IN THE SOLICITATION

THE ACQUIRING COMPANIES AND THE TARGET COMPANIES AND THEIR RESPECTIVE INVESTMENT ADVISERS, DIRECTORS/TRUSTEES AND OFFICERS WILL BE SOLICITING PROXIES FROM THE TARGET COMPANIES’ SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS OR IN SUBSEQUENT SOLICITING MATERIALS.

For a Wells Fargo Funds prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Please consider the investment objectives, risks, charges and expenses of the investment carefully before investing. This and other information about Wells Fargo Funds can be found in a current prospectus. Read the prospectus carefully before you invest or send money.

Please carefully consider a Strong Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call 1-800-368-3863 or visit www.Strong.com for a free prospectus. Please read it carefully before you invest or send money.

Questions & Answers About the Portfolio Managers to Join

Wells Fargo and the Proposed Fund Changes

September 15, 2004

PORTFOLIO MANAGER

Q:	Which portfolio managers will stay on with Wells Fargo?

A:	The following portfolio managers have agreed to stay on with Wells Fargo as of September 15, 2004.

Name	Investment Style	Location
Richard Weiss Ann Miletti	Small/Mid Cap Core Equity	Menomonee Falls, WI Chicago, IL

I. Charles Rinaldi	Small/Mid Cap Value Equity	New York, NY

Robert Costomiris, CFA	Value Equity	Menomonee Falls, WI

Thomas Pence, CFA James Leach, CFA Erik Voss, CFA	Fundamental Growth Equity	Indianapolis, IN

Thomas Ognar, CFA Bruce Olson, CFA Brandon Nelson, CFA Kevin Gaughan, CFA	Growth Equity	Menomonee Falls, WI

Anthony Cragg	Asia Pacific Equity	Denver, CO

Lyle Fitterer, CFA, CPA Duane McAllister, CFA	Municipal Fixed Income	Menomonee Falls, WI

Thomas Price, CFA Jay Mueller, CFA Janet Rilling, CFA, CPA W. Frank Koster	Taxable Fixed Income	Menomonee Falls, WI

Q:	Have the portfolio managers listed above signed agreements with Wells Fargo? For what period of time have these portfolio managers committed to Wells Fargo?

A:	The portfolio managers who have signed on with Wells Fargo have made various forms of commitments. The length of their commitments varies.

Q:	Have the analysts and other team members of the portfolio managers also signed on with Wells Fargo?

A:	The majority of team members associated with the Strong portfolio managers have committed to joining Wells Fargo.

Q:	Do you expect any additional portfolio managers to stay on with Wells Fargo?

A:	The portfolio managers identified above are those who have signed on with Wells Fargo as of September 15, 2004. While we cannot speculate on the status of other portfolio managers at this time, additional information will be made available in the proxy voting materials that are expected to be sent in October.

Q:	Will any firms that currently sub-advise Strong Funds continue to do so after the reorganization of Strong Funds into Wells Fargo Funds?

A:	None of the current sub-advisory relationships for the Strong Funds are proposed to be continued after consolidating the Funds into the Wells Fargo Funds® family.

PROPOSED FUND CHANGES

Q:	What will be taking place over the next few months?

Anticipated Time Frame	Event
October 2004	Proxy voting* materials mailed to shareholders of record, as of October 1, 2004.

December 2004	Shareholder meeting on or about December 10, 2004—proxy votes must be received prior to the meeting.

January 2005	Wells Fargo Funds Management becomes investment adviser to the Strong mutual funds—if approved by shareholders.

April 2005	Strong fund reorganizations take place.

*	A proxy vote allows record date fund shareholders to cast a vote without attending the shareholder meeting on or about December 10, 2004.

Q:	What are the reorganizations and why are they occurring?

A:	The reorganizations will combine the Strong Funds with Wells Fargo Funds. Some funds with similar investment objectives will be combined in the reorganizations. The factors that were considered in the reorganizations will be provided in the proxy voting materials.

Q:	Will certain Strong no-load funds become load funds? If so, will no-load clients have to begin paying a load?

A:	Some Strong no-load funds are proposed to be reorganized into funds that offer share classes that charge a load. Existing clients in no-load funds that are reorganized into a fund that offers share classes that charge a load will be able to invest in a no-load share class of the fund.

Q:	Will the expense ratios of Strong’s funds change?

A:	In the majority of cases, fund expenses are expected to decrease. In a small number of instances, expenses are expected to be higher. More information about expenses will be provided in the proxy voting materials.

Q:	How many funds in the reorganized lineup will have retail no-load offerings (excluding money market funds)? How many funds will not offer retail no-load offerings?

A:	Number of funds in the reorganized lineup that will have retail no-load offerings: 29 [Not including 11 Z Class offerings, which are closed to new investors.]

Number of funds in the reorganized lineup that will not have retail no-load offerings: 61 [The number is 89 including money markets and variable trusts.]

Q:	What is the expected breakdown of asset classes in the combined fund lineup?

A:	The following asset breakdowns are based on July 30, 2004, figures (not including variable trust assets):

Equity: 23%	Asset Allocation: 6%
Fixed Income: 13%	Money Market: 58%

Q:	Where can I get more information about a new portfolio manager who is proposed for a fund?

A:	Information about the proposed portfolio managers will be provided with the proxy voting materials expected to be mailed in October.

Q:	How long will the Strong Funds that are getting new portfolio managers continue to be managed by their current managers?

A:	Additional information will be included in proxy voting materials, which we expect to send in October.

Q:	Did the Strong Funds Board of Directors/Trustees use an independent consultant in its review process?

A:	Yes. Bobroff Consulting served as an independent consultant to the Strong Funds Board of Directors/Trustees.

THE REORGANIZATION PROCESS

Q:	What approvals remain before the fund families consolidate?

A:	Primarily, shareholders of the funds must approve the proposals. Strong Funds record date shareholders are expected to receive proxy-voting materials in October that will contain additional information.

Q:	Who has the right to vote on the reorganizations?

A:	Strong Funds shareholders of record, as of October 1, 2004, who have the authority to vote their shares will receive proxy materials and are encouraged to vote their proxy.

Q:	Will anyone be calling Strong Funds shareholders regarding the proxy?

A:	A Strong Representative or an independent solicitor may contact shareholders.

Q:	What if shareholders of a certain Strong fund do not approve the reorganizations?

A:	In this event, the Strong fund would not participate in the reorganization and the Strong Funds Board of Directors/Trustees would determine an appropriate course of action.

Q:	Can investors still invest in Strong Funds before the Funds are reorganized into Wells Fargo Funds?

A:	Yes. All investors will still be able to open accounts in, and contribute to, Strong Funds prior to the reorganization.

Q:	What kind of client service should shareholders expect during the reorganization process?

A:	Strong Funds shareholders will continue to experience the same high level of client service through the Strong Funds Call Center and the Strong web site.

Q:	Will the reorganizations result in any tax liability for clients?

A:	Each reorganization is intended to be a tax-free event for federal income tax purposes.

Miscellaneous

Q:	Will Strong maintain a presence in the Milwaukee area?

A:	Wells Fargo values the experience and talent of Strong’s employees. While specific decisions related to jobs are still being made, Wells Fargo expects to maintain a significant presence in Milwaukee and other locations. Wells Fargo is seeking to retain as many of Strong’s talented people as possible but we do expect that some duplicate positions will have to be eliminated, as is very often the case in acquisitions such as this.

Wells Fargo has many employment opportunities and will give affected Strong employees every opportunity to be considered for positions within Wells Fargo.

Q:	When will the acquisition be finalized?

A:	The advisory transaction is expected to close at the end of 2004, with the conversion and fund reorganizations to occur by the end of the first half of 2005. Transition teams from Strong and Wells Fargo continue to work collaboratively to ensure a smooth transition and are making significant progress. Over the next several months, these teams will be working with the following two goals as a guide:

•	Determining the optimal way to take advantage of the best parts of both organizations so that we can deliver increased value to our clients.

•	Ensuring that the transition is as seamless as possible for Strong clients and associates.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. This and other information can be found in each fund’s current prospectus. For a Wells Fargo Funds prospectus, call 1-800-222-8222 or visit www.wellsfargofunds.com. For a Strong Funds prospectus, call 1-800-233-9340 or visit www.Strong.com. Please read the prospectus carefully before you invest or send money.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST AND WELLS FARGO VARIABLE TRUST (“ACQUIRING COMPANIES”) HAVE FILED A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION, AND THE INTERESTS OF THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC DECLARES SUCH PROXY STATEMENTPROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC AT THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION TO THE PROXY STATEMENT-PROSPECTUS, THE ACQUIRING COMPANIES AND VARIOUS STRONG REGISTERED INVESTMENT COMPANIES (“TARGET COMPANIES”) MAY FILE ANNUAL QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS, AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC’S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549, AT THE SEC’S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279, AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS 60604. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV.

PARTICIPANTS IN THE SOLICITATION

THE ACQUIRING COMPANIES AND THE TARGET COMPANIES AND THEIR RESPECTIVE DIRECTORS/TRUSTEES AND OFFICERS WILL BE SOLICITING PROXIES FROM THE TARGET COMPANIES’ SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS OR IN SUBSEQUENT SOLICITING MATERIALS.

TEAM NEWS

Managers: Share with your team members as soon as possible.	September 15, 2004

Wells Fargo Signs Strong portfolio managers and receives board approvals

Wells Capital Management Incorporated, the investment management subsidiary of Wells Fargo & Company, said today it has selected most of the portfolio managers from Strong Capital Management who will join the firm upon completion of Wells Fargo’s pending acquisition of certain Strong assets.

The closing of the transaction, which includes mutual funds and institutional investment accounts, is subject to Strong Funds shareholder and other approvals, and is expected to take place at the end of the year or early next year.

The Strong portfolio managers joining Wells Capital Management are located throughout the country and will continue to operate from their present locations using their unique investment processes and philosophies. “We’re excited that Wells Capital Management values the autonomy and accountability of its investment management teams,” said Dick Weiss, director and head of Strong’s investment department. “Wells Fargo’s vast resources and solid record of corporate governance enable us to continue focusing our efforts on delivering superior performance for our clients.”

Subject to the completion of the acquisition, the Strong portfolio managers joining Wells Capital Management include:

Portfolio managers	Investment style	Location
Richard Weiss Ann Miletti	Small/Mid Cap Core Equity	Menomonee Falls, Wis. Chicago

I. Charles Rinaldi	Small/Mid Cap Value Equity	New York City

Robert Costomiris, CFA	Value Equity	Menomonee Falls

Thomas Pence, CFA Erik Voss, CFA James Leach, CFA	Fundamental Growth Equity	Indianapolis

Thomas Ognar, CFA Bruce Olson, CFA Brandon Nelson, CFA Kevin Gaughan, CFA	Growth Equity	Menomonee Falls

Anthony Cragg	Asia Pacific Equity	Denver

Lyle Fitterer, CFA, CPA Duane McAllister, CFA	Municipal Fixed Income	Menomonee Falls

Thomas Price, CFA Jay Mueller, CFA Janet Rilling, CFA, CPA W. Frank Koster	Taxable Fixed Income	Menomonee Falls

“With the addition of most of the Strong portfolio managers, we’ll be providing our clients an unprecedented range of institutional and retail investment capabilities,” said Kirk Hartman, chief investment officer of Wells Capital Management.

The acquisition includes plans to reorganize the Strong Funds into the Wells Fargo Funds® family in the second quarter of 2005, subject to shareholder approval. The Strong Funds Board of Directors/Trustees and the Wells Fargo Funds Board of Trustees have unanimously approved the reorganization. “Providing our investors with unmatched client service includes our commitment to offer the best options across a broad spectrum of investment products,” said Wells Fargo Funds president Karla Rabusch. “We believe our expanded fund family will showcase some of the best money management talent in the industry.”

Wells Capital Management, a registered investment adviser and sub-advisor for most Wells Fargo Funds, manages $124 billion in separate account and fund assets for institutional investors, as of June 30, 2004. It is part of Wells Fargo’s Institutional Investment Group, which also includes Wells Fargo Funds, 401(k) and retirement products, institutional bond brokerage, and custody services. The Institutional Investments Group managed or administered assets of $420 billion as of June 30, 2004.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Wells Fargo Funds are distributed by Stephens Inc., Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc. The Strong Funds are distributed by Strong Financial Corporation’s wholly-owned subsidiary Strong Investments, Inc. Strong Financial Corporation and its affiliates are not affiliated with Stephens Inc.

PLEASE NOTE THAT THIS IS NOT INTENDED TO BE A SOLICITATION FOR PROXY. THE WELLS FARGO FUNDS TRUST AND WELLS FARGO VARIABLE TRUST (“ACQUIRING COMPANIES”) WILL FILE A PROXY STATEMENT-PROSPECTUS WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). ALL SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT-PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE TRANSACTION, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE TRANSACTION AND THE INTERESTS OF THESE PERSONS IN THE TRANSACTION AND RELATED MATTERS. THE PROXY STATEMENT-PROSPECTUS WILL BE MAILED TO RECORD DATE SHAREHOLDERS ONCE THE SEC DECLARES SUCH PROXY STATEMENT-PROSPECTUS EFFECTIVE. SHAREHOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT-PROSPECTUS, WHEN AVAILABLE, AND OTHER DOCUMENTS FILED WITH THE SEC AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION TO THE PROXY STATEMENT-PROSPECTUS, THE ACQUIRING COMPANIES AND VARIOUS STRONG REGISTERED INVESTMENT COMPANIES (“TARGET COMPANIES”) MAY FILE ANNUAL, QUARTERLY, AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS, OR OTHER INFORMATION FILED BY THE ACQUIRING OR TARGET COMPANIES AT THE SEC’S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549 AND AT THE SEC’S REGIONAL OFFICES IN NEW YORK AT 233 BROADWAY, NEW YORK, NEW YORK 10279 AND IN CHICAGO AT 175 WEST JACKSON BOULEVARD, SUITE 900, CHICAGO, ILLINOIS 60604. PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS. FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND AT THE WEB SITE MAINTAINED BY THE SEC AT HTTP://WWW.SEC.GOV.

THE ACQUIRING COMPANIES AND THE TARGET COMPANIES AND THEIR RESPECTIVE INVESTMENT ADVISERS, DIRECTORS/TRUSTEES AND OFFICERS WILL BE SOLICITING PROXIES FROM THE TARGET COMPANIES’ SHAREHOLDERS IN FAVOR OF THE TRANSACTIONS. ANY DIRECT OR INDIRECT INTEREST OF THE PARTICIPANTS IN THE SOLICITATION WILL BE DESCRIBED IN THE PROXY STATEMENT-PROSPECTUS OR IN SUBSEQUENT SOLICITING MATERIALS.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

For a prospectus containing more complete information about Wells Fargo Funds, including charges and expenses, call 1-800-222-8222. Please consider the investment objectives, risks, charges and expenses of the investment carefully before investing. This and other information about Wells Fargo Funds can be found in a current prospectus. Read the prospectus carefully before you invest or send money.

Please carefully consider a Strong Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call 1-800-368-3863 or visit www.Strong.com for a free prospectus. Please read it carefully before you invest or send money.

Team News, a service of Team Member Communications, provides timely corporate information and is distributed by e-mail to key contacts in all Wells Fargo businesses. Each business has a distribution system tailored to its needs – many rely on senior managers or designated communicators to pass it on. Team members who aren’t receiving Team News should check with their manager.

Archive: Today’s Connections link or http://oregon.homestead.wellsfargo.com/CorpComm/News/

Distribution: Jessi Thornton, 612-667-2117, jessi.I.thornton@wellsfargo.com

Editor: Mike Bares, 612-667-6704, mike.bares@wellsfargo.com